Exhibit T3A.2.51

STATE OF INDIANA
OFFICE OF THE SECRETARY OF STATE

CERTIFICATE OF INCORPORATION

OF

RITE AID OF INDIANA, INC.

I, LARRY A. CONARD, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) or his (their) representatives; all as prescribed by the provisions of the INDIANA GENERAL CORPORATION ACT as amended.

NOW, THEREFORE, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.

[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 24th day of October, 1977

LARRY A. CONARD, Secretary of State

	By	Deputy

CertificateID: 10678016

NOTE: This form may now also be used for incorporating pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation is to be formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below, by striking the references to the three inappropriate statutes.

Corporate Form No. 101 (Jan 1974) Page One

ARTICLES OF INCORPORATION

Larry A. Conard, Secretary of State of Indiana

Use White Paper-Size 8½ x 11-For Inserts

Filing Requirements - Present 2 Executed Copies to Secretary of State, Room 155, State House Indianapolis 46204

Recording Requirements Recording of Articles of Incorporation is no longer required by the Indiana General Corporation Act.

[SEAL]

ARTICLES OF INCORPORATION
OF

RITE AID OF INDIANA, INC.

The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the “Corporation”) pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/ Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the “Act”,) execute the following Articles of Incorporation.

ARTICLE I
Name

The name of the Corporation is RITE AID OF INDIANA, INC.

ARTICLE II
Purposes

The purposes for which the Corporation is formed are: The transaction of any or all lawful business for which corporations may be incorporated under the Indiana General Corporation Act.

To engage in the business of preparing, compounding, producing, importing, exporting, storing, acquiring, buying, selling, contracting with others to produce, supply, or deal in and with, disposing at retail marketing, distributing, and dealing in and with, in accordance with rules and regulations, licensing requirements, and all pertinent and legal restraints and limitations, all kinds of drugs, chemicals, medicines, pharmaceutical products, physicians' and surgeons' supplies and all supplies, required by invalids, paints, colors, cosmetics, perfumes, toilet supplies, stationery and stationery supplies, novelties, tobacco in all forms, ice cream, confectionery, and lunch counters, and do every- (IND. - 55 - 10/31/74) thing pertaining to the drug store business and to own, lease, manage and operate pharmacies of all types.

CertificateID: 10678016

Corporate Form No. 101--Page Two
Prescribed by Larry A. Conrad, Secretary of State (Jan. 1971)

ARTICLE III
Period of Existence

The period during which the Corporation shall continue is	Perpetual

ARTICLE IV

Resident Agent and Principal Office

Section 1. Resident Agent. The name and address of the Resident Agent in charge of the Corporation's principal office is
C T CORPORATION SYSTEM	1011 Merchants Bank Building
(Name)	(Number and Street or Building)

Indianapolis	Indiana	46204
(City)	(State)	(Zip Code)

Section 2. Principal Office. The post office address of the principal office of the Corporation is

1011 Merchants Bank Building,	Indianapolis	Indiana	46204
(Number and Street or Building)	(City)	(State)	(Zip Code)

ARTICLE V
Shares

Section 1. Number.

A. The total number of shares which the Corporation has authority to issue is One Thousand (1,000)

B. The number of shares which the corporation designates as having par value is 1,000 with a par value of $1.00

C. The number of shares which the corporation designates as without par value is None

Section 2. Terms.

None

CertificateID: 10678016

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Corporate Form No. 101-- Page Three

Prescribed by Larry A. Conrad, Secretary of State
(Jan. 1971)

ARTICLE VI
Requirements Prior To Doing Business

The Corporation will not commence business until consideration of the value of at least $1,000.00 (one thousand dollars) has been received for the issuance of shares.

ARTICLE VII
Director (s)

Section 1. Number of Directors. The initial Board of Directors is composed of three member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be three

Section 2. Names and Post Office Addresses of the Director(s). The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (are):

Name	Number and Street or Building	City	State	Zip Code

Alex Grass	Trindle Road & Railroad Ave,	Shiremanstown,	PA	17091
Lewis Lehrman	Trindle Road & Railroad Ave,	Shiremanstown,	PA	17091
David Sommer	Trindle Road & Railroad Ave,	Shiremanstown,	PA	17091

Section 3. Qualifications of Directors. (If Any)         None

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CertificateID: 10678016

Corporate Form No.101-Page Four
Prescribed by Larry A. Conrad, Secretary of State
(Jan. 1971)

ARTICLE VIII

Incorporator(s)

The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

Name	Number and Street or Building	City	State	Zip Code

Mark MacQueen	123 South Broad St.,	Philadelphia,	PA	19109
George Lewis	123 South Broad St.,	Philadelphia,	PA	19109
R. L. Pletcher	123 South Broad St.,	Philadelphia,	PA	19109

ARTICLE IX

Provisions for Regulation of Business
and Conduct of Affairs of Corporation

Meetings of shareholders may be held without the State of Indiana if the by-laws so provide. The books of the corporation, except the duplicate stock register or transfer book, may be kept outside the State of Indiana at such place or places as may be from time to time designated by the board of directors.

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CertificateID: 10678016

Corporate Form No. 101-Page Five
Prescribed by Larry A. Conrad, Secretary of State
(Jan. 1971)

IN WITNESS WHEREOF, the undersigned, being the incorporator(s) designated in Article VIII, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 20th day of October, 1977

/s/ Mark MacQueen	/s/ George Lewis
(Written Signature)	(Written Signature)

Mark MacQueen	George Lewis
(Printed Signature)	(Printed Signature)

/s/ R. L. Pletcher
(Written Signature)

R. L. Pletcher
(Printed Signature)

STATE OF PENNSYLVANIA COUNTY OF PHILADELPHIA	ss:

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Mark MacQueen, George Lewis & R. L. Pletcher, being all of the incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

Witness my hand and Notarial Seal this 20th day of October, 1977

/s/ Clarice P. Wetherington
(Written Signature)

Clarice P. Wetherington
(Printed Signature)

[SEAL]

My Commission Expires:

[ILLEGIBLE], 1981

This instrument was prepared by , Attorney at Law,
(Name)

(Number and Street or Building)	(City)	(State)	(Zip Code)

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CertificateID:10678016